Exhibit 24


                             POWER OF ATTORNEY


          Each of the undersigned directors and/or officers of Frontier Corporation, a New York business corporation (the "Company"), hereby constitutes and appoints Ronald L. Bittner, Louis L. Massaro and Josephine
S. Trubek, and each of them with full power to act without the others, true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of l933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission ("Commission") thereunder in connection with the Registration Statement filed under said Act relating to the merger of ALC Communications Corporation with and into a wholly owned subsidiary of the Company, and any and all amendments or supplements to the foregoing, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the names of the undersigned to the Registration Statement on Form S-4 or other applicable form filed with the Commission under said Act in such connection, and any amendment or amendments thereto, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this instrument having been signed and delivered these presence as of this 6th day of July, l995.


                                        /s/ Patricia C. Barron
                                        _________________________
                                        Patricia C. Barron


                                        /s/ Ronald L. Bittner
                                        _________________________
                                        Ronald L. Bittner


                                        _________________________
                                        Raul E. Cesan


                                        _________________________
                                        Brenda Evans Edgerton


                                        /s/ Jairo A. Estrada
                                        _________________________
                                        Jairo A. Estrada


                                        /s/ Daniel E. Gill
                                        _________________________
                                        Daniel E. Gill


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                                                                          2


                                        /s/ Alan C. Hasselwander
                                        _________________________
                                        Alan C. Hasselwander


                                        _________________________
                                        Robert Holland, Jr.


                                        _________________________
                                        Louis L. Massaro


                                        /s/ Douglas H. McCorkindale
                                        ___________________________
                                        Douglas H. McCorkindale


                                        _________________________
                                        Richard A. Smith


                                        _________________________
                                        Dr. Leo J. Thomas